UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: September 9, 2024
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

300 Lakeside Drive	300 Lakeside Drive
Oakland, California 94612	Oakland, California 94612
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% redeemable	PCG-PI	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and El ectr ic Company	☐

Item 8.01.	Other Events
On September 11, 2024, PG&E Corporation completed the sale of $1,000,000,000 aggregate principal amount of 7.375%
Fixed-to-Fixed
Reset Rate Junior Subordinated Notes due 2055 (the “Notes”), pursuant to a Subordinated Note Indenture, dated as of September 11, 2024 (the “Original Indenture”), as amended and supplemented by the First Supplemental Indenture, dated as of September 11, 2024 (the “First Supplemental Indenture”, together with the Original Indenture, the “Indenture”), between PG&E Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee. For further information concerning the Notes, refer to the exhibits attached to this report.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of September 9, 2024, by and among PG&E Corporation, Barclays Capital Inc., BofA Securities, Inc., Mizuho Securities USA LLC and Wells Fargo Securities, LLC

4.1	Subordinated Note Indenture, dated as of September 11, 2024, between PG&E Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.2	First Supplemental Indenture, dated as of September 11, 2024 between PG&E Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee (including the form of the Notes)

5.1	Opinion of Hunton Andrews Kurth LLP, dated September 11, 2024

8.1	Opinion of Hunton Andrews Kurth LLP, dated September 11, 2024

23.1	Consent of Hunton Andrews Kurth LLP (included in Exhibit 5.1 above)

23.2	Consent of Hunton Andrews Kurth LLP (included in Exhibit 8.1 above)

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: September 11, 2024	By:	/s/ Carolyn J. Burke
	Name:	Carolyn J. Burke
	Title:	Executive Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

Date: September 11, 2024	By:	/s/ Stephanie N. Williams
	Name:	Stephanie N. Williams
	Title:	Vice President, Chief Financial Officer and Controller